UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the

Securities Exchange Act of 1934

April 30, 2003

Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware

333-92383

06-1397316

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Emloyer Identification No.)

251 Ballardvale Street

Wilmington, Massacushetts 01887

(Address of Principal Executive Offices) (Zip Code)

978-658-6000

(Registrant’s Telephone Number, including Area Code)

ITEM 7.  Financial Statements and Exhibits

(a)           Not applicable.

(b)          Not applicable.

(c)           Exhibits.

                                                This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

                99.1 Press release dated April 30, 2003.

ITEM 9.  Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead being furnished under “Item 9. Regulation FD Disclosure.” The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES, INC.

Dated: April 30, 2003

	By:	/s/ Dennis R. Shaughnessy	.
Dennis R. Shaughnessy, Sr. Vice President,
Corporate Development, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 30, 2003.